UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 1, 2004


                         SCICLONE PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                  0-19825                  94-3116852
(State or other jurisdiction of    (Commission             (I.R.S. Employer)
         incorporation)            File Number)           Identification No.)



                  901 Mariner's Island Blvd., Suite 205
                         San Mateo, California            94404
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (650) 358-3456


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

     On November 1, 2004, SciClone Pharmaceuticals, Inc. (the "Company") issued a press release announcing its financial results for the third quarter and nine months ended September 30, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 9.01.   Financial Statements and Exhibits.

     (c)     Exhibits.

     Exhibit Description
     -------------------

     99.1 Press Release issued by SciClone Pharmaceuticals, Inc., dated November 1, 2004, announcing financial results for the third quarter and nine months ended September 30, 2004.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SCICLONE PHARMACEUTICALS, INC.
Dated: November 1, 2004

                                             By: /s/ Richard A. Waldron
                                                 ----------------------
                                             Richard A. Waldron
                                             Chief Financial Officer